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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                FORM 8-K/A NO. 1



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 29, 1997

                             SOVEREIGN BANCORP, INC.

             (Exact name of registrant as specified in its charter)

     Pennsylvania                       0-16533           23-2453088
(State or other jurisdiction          (Commission       (IRS Employer
    of incorporation)                 File Number)       Ident. No.)

1130 Berkshire Boulevard, Wyomissing, Pennsylvania    19610
    (Address of principal executive offices)        (Zip code)

Registrant's telephone number, including area code (610) 320-8400

                                N/A
  (Former name or former address, if changed since last report.)



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Item 7. Financial Statements and Exhibits.

         (a)      Financial statements of business acquired.

                  The Consolidated statements of Condition, Consolidated Statements of Income, Consolidated Statements of Changes in Shareholders' Equity and Consolidated Statements of Cash Flows for the year ended December 31, 1996, 1995, and 1994, of Bankers Corp., and the related Notes to Consolidated Financial Statements, are incorporated herein by reference to Exhibit
                  99.2 hereof.

                  The Unaudited Consolidated Statement of Condition as of June 30, 1997, the Unaudited Consolidated Statements of Income for the three-month and six-month periods ended June 30, 1997 and 1996, and the Unaudited Consolidated Statements of Cash Flows for the six-month periods ended June 30, 1997 and 1996 of Bankers Corp., and the related Notes to Unaudited Consolidated Financial Statements, are incorporated herein by reference to
                  Exhibit 99.3 hereof.

         (b)      Pro forma financial information.

                  The pro forma financial statements of Sovereign
                  Bancorp, Inc. and Bankers Corp. required by Item 7(b) of Form 8-K are incorporated herein by reference to
                  Exhibit 99.4 hereof.

         (c)      Exhibits.

                  2.1 Agreement and Plan of Merger, dated as of August 29, 1997, between Sovereign Bancorp, Inc. and Bankers Corp.*

                  23       Consent of KPMG Peat Marwick LLP.

                  99.2 The Consolidated Statements of Condition as of December 31, 1996 and 1995, and the related Statements of Income, Changes in Stockholders' Equity and Cash Flows for the years ended December 31, 1996, 1995, and 1994, of Bankers Corp., and the related Notes to Consolidated Financial Statements and the Report of KPMG Peat Marwick LLP thereon.

                  99.3 The Unaudited Consolidated Statement of Condition as of June 30, 1997, the Unaudited Consolidated Statements of Income



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                           and Cash Flows for the six-month periods ended June
                           30, 1997 and 1996, of Bankers Corp., and the related Notes to Unaudited Consolidated Financial Statements, are incorporated herein by reference to pages 3 through 7 of the Quarterly Report on Form 10-Q of Bankers Corp. for the Quarter ended June 30, 1997.

                  99.4 Pro forma financial statements of Sovereign Bancorp, Inc. and Bankers Corp.

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*Previously filed.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SOVEREIGN BANCORP, INC.

Dated:  November 10, 1997

                                                     By /s/ Mark McCollom
                                                        ----------------------
                                                          Mark McCollom
                                                          Senior Vice President




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                                  EXHIBIT INDEX



NUMBER                     EXHIBIT                                      PAGE NO.

23                Consent of KPMG Peat Marwick LLP

99.2 Consolidated Statements of Conditions as of December 31, 1996 and 1995 and the Related Statements of Income, Changes in Stockholders Equity and Cash Flows for the years ended December 31, 1996, 1995, and 1994 of Bankers Corp. and the related notes to Consolidated Financial Statements and the Report of KPMG Peat Marwick LLP thereon.

99.4              Pro Forma Financial Statements of Sovereign
                  Bancorp, Inc. and Bankers Corp.



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